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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2007

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

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Item 7.01  FD Disclosure.

Watkins, MN; Vancouver, BC September 18, 2007 - International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV), a manufacturer of proprietary fire-resistant building materials, reports monthly shipments of 569,100 sq ft and total sales revenue of $388,929 for the month ending August 31, 2007. In the same period the previous year, Barrier shipped a then record amount of 885,100 sq ft, a record shipment month exceeded only by the current record month of September 2006. Sales revenue in August 2006 was also a record at that time at $640,603.

Sales growth continues to occur in the commercial modular segment where sales grew from 411,500 sq ft to 477,200 sq ft, a gain of 16%.  Sales to residential markets, down over 80% from the record pace of 2006, continue to drag due to the market economy for housing. One bright spot emerged, however, as sales to the Mid-Atlantic region grew 288% from 23,040 sq ft in 2006 to 89,500 sq ft in 2007.  Additionally, sales in the residential market have begun to trend up as housing starts stabilize at new levels in certain US geographies. Blazeguard sales to residential markets grew 31% for the two-month period comparison for July/August versus May/June.

“The building industry continues to send mixed signals on the depth and expected duration of the housing slowdown,” reports Michael Huddy, Barrier’s President and CEO. “What we know for sure, however, is that there remains a latent demand for new home construction all over the country. While some regions will recover faster than others, housing construction will continue to occur in the interim and commercial construction will continue to grow. Builders, and the suppliers of building materials, that can ride out the correction that is occurring presently, will emerge at the end of this cycle poised to prosper.”

“While significant gains in residential market sales over the next few months will be difficult to provide, Barrier continues to improve market share in the areas we currently operate in,” reports Huddy. “Through the significant investment in research and development we are currently making, which has been designed to further certify Blazeguard and confirm code compliance in new market applications, Barrier will add considerably to our customer and interest base, providing ample opportunity for significant sales growth by the end of this fiscal year.”

Refer to Exhibit #99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Press Release, September 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007    International Barrier Technologies Inc.

                                             (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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